Exhibit 10.2

ADVANCED DRAINAGE SYSTEMS, INC.

First Amendment to the

2008 Restricted Stock Plan

This First Amendment (this “First Amendment”) to the 2008 Restricted Stock Plan (as amended from time to time, the “Plan”) is made and entered into effective as of February 8, 2017 by Advanced Drainage Systems, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Plan references a Stockholders Agreement that has been terminated; and

WHEREAS, Section 18 of the Plan provides that the Company, by action of its Board of Directors, reserves the right to amend, modify or terminate at any time the Plan;

NOW, THEREFORE, effective as of the date hereof, the Plan is hereby amended as follows:

1. Section 2(l) of the Plan is hereby deleted in its entirety and replaced with the following: “[Intentionally Omitted].”

2. Section 11 of the Plan is hereby deleted in its entirety and replaced with the following: “[Intentionally Omitted].”

Except as set forth in this First Amendment, all of the terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this First Amendment effective as of the date hereof.

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Kevin C. Talley
Kevin C. Talley,
EVP & CAO